Safe Harbor This presentation contains non-GAAP measures relating to the company's performance. You can find the reconciliation of those measures to GAAP measures in the Appendix of this presentation. In addition, the following presentation contains forward-looking statements, based on management's current views and expectations, estimates and projections about the industry, beliefs and certain assumptions made by management, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning matters that are not historical facts or that necessarily depend upon future events. Our actual financial results could differ materially from those represented in this presentation. Factors that could cause or contribute such differences include, but are not limited to, decreases or delays in advertising spending, market acceptance of new products, ongoing litigation and legal costs, the company's ability to deal with the increasingly competitive online real estate environment, and the company's ability to realize timely and positive returns on investments being made in the business. More information about potential factors which could affect Homestore's business and financial results is included in Homestore's Annual Report on Form 10-K for the year ended December 31, 2004 and quarterly reports on Form 10-Q. All forward-looking statements are based on information available to Homestore on the date hereof, and Homestore assumes no obligation to update such statements. All forward-looking statements are qualified by these cautionary statements.

Homestore's Business 18 Million Moving Households 8 million Home Purchases 10 million Rental Transactions Connecting potential and recent movers with advertisers Sources: NAR, REAL Trends, US Census Bureau, SEC Filings, National Apartment Association, Boston Consulting Group, internal analysis Approximately $20 Billion Annual Spend REALTORs, Home Builders, Apartment Owners = at least $9.0 billion Local merchants, home furnishing/improvement, consumer products/services, home finance = more than $11 billion

US Advertising Spend $260 billion Source: 2005 Forecast - Forrester Research US Online Marketing Forecast: 2005 to 2010, May 2005 Large Market Opportunity Move-Related Ad Spend Estimated $20 billion Internet Share 3% 5% 10% $600 million $1 billion $2 billion

Source: The 2002, 2003 and 2004 NAR Profile of Home Buyers and Sellers. Use of Internet at some point in the home search process. Homebuyers are Already Online

Online Media REALTOR.com(r) RENTNET(r) HomeBuilder.com(tm) Retail Advertising Q1 '05 $56.5m 69% 10% Software TOP PRODUCER(r) Offline Media (Print) Welcome Wagon(r) Homestore(r) Plans & Publications 21% Revenue by Reporting Segment

Online Media REALTOR.com(r) RENTNET(r) HomeBuilder.com(tm) Retail Advertising Q1 '05 $56.5m Software TOP PRODUCER(r) Offline Media (Print) Welcome Wagon(r) Homestore(r) Plans & Publications Revenue by Customer Segment Revenue related to real estate agents and brokers Revenue related to home builders and rental managers Revenue related to local and national advertisers

Pre-Move Post-Move Offline Online Strong Competitive Positioning Attractive Segment Validated by Competitors: New Home Guides Rental Guides Imagitas Newspaper Classifieds RealEstate.com HouseValues Apartments.com Portals Paid Search Newspaper Display Yellow Pages Val-pak Banner Ads Paid Search

Pre-Move Post-Move Offline Online Strong Competitive Positioning Attractive Segment Validated by Competitors: New Home Guides Rental Guides Imagitas Newspaper Classifieds RealEstate.com HouseValues Apartments.com Portals Paid Search Newspaper Display Yellow Pages Val-pak Banner Ads Paid Search update logos Homestore Network

Pre-Move Post-Move Offline Online Strong Competitive Positioning Attractive Segment Validated by Competitors: New Home Guides Rental Guides Imagitas Newspaper Classifieds RealEstate.com HouseValues Apartments.com Portals Paid Search Newspaper Display Yellow Pages Val-pak Banner Ads Paid Search WelcomeWagon.com Homestore Network

Investments driving improving financial results Increased overall corporate revenue Improved overall corporate profitability Increased cash levels Staged Investment Plan 2002-2004: REALTOR.com, Top Producer, Retail Advertising Current: HomeBuilder.com, RENTNET, Welcome Wagon and Corporate Infrastructure $20 million in balance of 2005, above Q1 run rate Substantially resolved significant corporate legacy issues ($100 million) Turnaround Results to Date

Investments Driving Revenue Growth REALTOR.com and Top Producer Revenue - Year/Year Growth and Contribution of media and ASP Products <20% <70% +80% 60% 80% +7% +13% +11% +28% REALTOR.com other Top Producer other Top Producer ASP REALTOR.com media

Revenue Trends ($ in millions) Q1 Q2 Q3 Q4 2003 2004 2005

2003 2004 2005 Profitability Trends EBITDA ($ in millions) Q1* Q2 Q3** Q4 * Q1 2005 reflects exclusion of a non-operating related expense from our reported EBITDA result. Please see reconciliation in Appendix. **Q3 2004 reflects the exclusion of two non-operating related expenses from our reported EBITDA result. Please see reconciliation in Appendix.

Turnaround Progress & Goals Annual Revenue Growth (%) Annual EBITDA Margin

Issues Timing and level of return on investments Overhang of CALSTRS settlement Future legal costs Opportunities Large market opportunity Content and traffic leader Compelling financial opportunity 20%+ Revenue growth target 20%+ EBITDA margins target Issues and Opportunities

* Operating income (loss) excluding restructuring, impairment and certain other non-cash expenses, principally stock-based charges, depreciation and amortization. ** Accrual related to the potential liability for advancement of legal costs to the Company's former officers. ***Settlement related to the reclassification of certain sales employees relative to "non-exempt" status and the payment of past overtime wages under that classification. Appendix - EBITDA Reconciliation